UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2023 (December 14, 2023)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.

001-38646	Dow Inc.	Delaware	30-1128146

2211 H.H. Dow Way, Midland, MI 48674

(989) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2023, the Dow Inc. (“Dow” or the “Company”) Board of Directors (the “Board”) approved the election of Andrea Dominowski to the role of Controller and Vice President of Controllers effective February 1, 2024. Ms. Dominowski will succeed Controller and Vice President of Controllers and Tax Ronald C. Edmonds, who has elected to retire from the Company effective in July 2024 and provided notice of such retirement to the Company on December 14, 2023. The Board approved the change in roles on December 14, 2023.

Ms. Dominowski, 49, has held the role of Global Business Director for Silicone Feedstocks, Basics & Intermediates since August 2020. She first joined Dow in 1996 and has held senior-level finance, corporate reporting, controllers and general management roles. Most recently, Ms. Dominowski served as Regional Finance Director for North America from January 2018 to August 2020, Director of Corporate Reporting & Analysis from July 2015 to January 2018, and Accounting Director of Latin America from September 2011 to July 2015 with responsibility for the area’s controllers’ organization and activities.

Ms. Dominowski participates (and will continue to participate following the change in roles described above) in compensation and benefit arrangements similar to those available to eligible salaried U.S. employees as described in the Company’s Proxy Statement. There are no arrangements or understandings between Ms. Dominowski and any other persons pursuant to which Ms. Dominowski was elected as Controller and Vice President of Controllers of the Company. There is no family relationship among any of the Company’s directors or executive officers and Ms. Dominowski. There are no transactions in which Ms. Dominowski has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File. The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded with the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.

Date: December 18, 2023

/s/ AMY E. WILSON
Amy E. Wilson
General Counsel and Corporate Secretary